UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2005 (April 21, 2005)

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On April 21, 2005, Fortune Brands, Inc. (“Fortune Brands”) issued a press release announcing agreements, pursuant to which:

(i)	Fortune Brands subsidiaries will purchase from subsidiaries of Pernod Ricard SA (“Pernod Ricard”) certain spirits and wines brands and related assets and liabilities currently owned by Allied Domecq PLC (“Allied”) after Pernod Ricard completes its proposed acquisition of all the outstanding shares of Allied, as separately announced by Allied and Pernod Ricard; and

(ii)	Fortune Brands subsidiaries will purchase from Pernod Ricard subsidiaries its Larios brands and related assets and liabilities.

A copy of the press release is included herein as Exhibit 99 and is incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99	Press Release of Fortune Brands dated April 21, 2005

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Senior Vice President, General
Counsel and Secretary

Date: April 21, 2005

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Fortune Brands dated April 21, 2005

(Page 4 of 4 Pages)